UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41183	87-1006702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4422 N. Ravenswood Ave #1025 Chicago, Illinois	60640
(Address of Principal Executive Offices)	(Zip Code)

(251) 280-1980

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	N/A
Common Stock, $0.0001 par value per share	WTMA	N/A
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K as filed on November 13, 2024, on November 6, 2024 Welsbach Technology Metals Acquisition Corp., a Delaware corporation (“WTMA”), entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), by and among WTMA, WTMA Merger Subsidiary LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of WTMA (“Merger Sub”), and Evolution Metals LLC, a Delaware limited liability company (“EM”), which amended and restated that certain Agreement and Plan of Merger, dated as of April 1, 2024.

Pursuant to the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Business Combination”), Merger Sub will merge with and into EM, with EM surviving as a wholly owned subsidiary of WTMA. In connection with the Closing, WTMA intends to change its name to Evolution Metals & Technologies Corp. (such post-Closing entity is referred to as “New EM”).

As further disclosed in the Current Report on Form 8-K as filed on November 13, 2024, on November 11, 2024 WTMA entered into an Amendment No. 1 to the Merger Agreement (the “Amendment No. 1”) to the Merger Agreement in accordance with Section 11.11 of the Merger Agreement. The Amendment No. 1 amended and restated certain defined terms in the Merger Agreement and the corresponding consideration schedule in the Company Disclosure Schedule, to clarify that US NewCo will be a holder of membership interests in EM following the proposed merger that is part of the Business Combination.

Amendment No. 2 to Merger Agreement

This section describes the material provisions of the Amendment No. 2 (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Amendment No. 2, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

On February 10, 2025, WTMA entered into an Amendment No. 2 to Amended and Restated Agreement and Plan of Merger (the “Amendment No. 2”), by and among WTMA, Merger Sub, and EM, which amended the Merger Agreement in accordance with Section 11.11 of the Merger Agreement.

The Amendment No. 2 amended and restated certain recitals and defined terms in the Merger Agreement and the corresponding consideration schedule in the Company Disclosure Schedule, to clarify the amount of Company Membership Units to be received by Korea NewCo and US NewCo in connection with the transactions contemplated by the Merger Agreement. Further, the Amendment No. 2 amended and restated certain provisions of the Merger Agreement such that the New EM board of directors after the Closing will consist of six (6) directors, which shall initially include six (6) director nominees designated by EM and reasonably acceptable to WTMA, insofar as those nominees are elected to the New EM board of directors. Finally, the Amendment No. 2 replaced the form of the Amended and Restated Certificate of Incorporation to be filed immediately following the Effective Time with the form attached as Exhibit A to the Amendment No. 2.

CMR Merger Agreement

This section describes the material provisions of the CMR Merger Agreement as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the CMR Merger Agreement, a copy of which is attached hereto as Exhibit 10.1.

On February 10, 2025, as part of the series of transactions contemplated by the Business Combination, WTMA entered into an Agreement and Plan of Merger (the “CMR Merger Agreement”), by and among WTMA, Critical Mineral Recovery, Inc., a Missouri corporation (“CMR”), and the other parties thereto, pursuant to which CMR will be merged out of existence and into a wholly owned subsidiary of WTMA.

Pursuant to the CMR Merger Agreement, the sole shareholder of CMR shall receive (A) 22,500,000 shares of New EM common stock, (B) cash in an amount of $125,000,000 and (C) cash in an amount up to $50,000,000 to be used to repay CMR’s indebtedness.

The CMR Merger Agreement contains customary representations and warranties by the parties. Certain of the representations are subject to specified exceptions and qualifications contained in the CMR Merger Agreement or in information provided pursuant to certain disclosure schedules to the CMR Merger Agreement.

The closing of the CMR Merger Agreement is subject to the closing of the other transactions that are part of the Business Combination and other customary closing conditions. The consummation of the other transactions that are part of the Business Combination are conditioned on the consummation of the transactions contemplated by the CMR Merger Agreement.

Ancillary Agreement Amendments

This section describes the material provisions of certain amendments to additional agreements entered into pursuant to the Merger Agreement (the “Ancillary Agreement Amendments”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Agreement Amendments, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Ancillary Agreement Amendments in their entirety.

Company Equityholder Support and Lock-up Agreement

As previously disclosed in the Current Report on Form 8-K as filed on November 13, 2024, as a condition and inducement to WTMA’s willingness to enter into the Merger Agreement, William David Wilcox Jr. (the “Company Equityholder”) executed and delivered to WTMA a Support and Lock-up Agreement (the “Company Equityholder Support and Lock-Up Agreement”), dated as of November 6, 2024, by and among the Company Equityholder, WTMA, Welsbach Acquisition Holdings LLC (the “Sponsor”), and the Company Minority Equityholders. Pursuant to the Company Equityholder Support and Lock-up Agreement, the Company Equityholder has agreed, among other things, (i) to vote in favor of the adoption and approval, promptly following the time at which the registration statement on Form S-4 shall have been declared effective and delivered or otherwise made available to WTMA stockholders, of the Merger Agreement and the Business Combination and (ii) not to sell, transfer, convey or assign any Subject Shares (as defined in the Company Equityholder Support and Lock-Up Agreement) until such time to be mutually agreed by the parties hereto after the Closing Date subject to the terms and conditions of the Company Equityholder Support and Lock-up Agreement.

On February 10, 2025, the Company Equityholder executed and delivered to WTMA an Amendment to Company Equityholder Support and Lock-up Agreement, pursuant to which the term of the lock-up period contemplated thereby was extended to the third anniversary of the Closing.

Sponsor Support and Lock-Up Agreement

As previously disclosed in the Current Report on Form 8-K as filed on November 13, 2024, as a condition and inducement to the EM’s willingness to enter into the Merger Agreement, the Sponsor executed and delivered to EM an Sponsor Support and Lock-up Agreement (the “Sponsor Support and Lock-up Agreement”), dated as of November 6, 2024, by and among the Sponsor, WTMA, EM and the persons set forth on Schedule I thereto. Pursuant to the Sponsor Support and Lock-Up Agreement, the Sponsor has agreed, among other things, (i) to vote (whether pursuant to a duly convened meeting of the WTMA stockholders or pursuant to an action by written consent of the WTMA stockholders) in favor of the adoption and approval, promptly following the time at which the registration statement on Form S-4 shall have been declared effective and delivered or otherwise made available to WTMA stockholders, of the Merger Agreement and the Business Combination and (ii) not to sell, transfer, convey or assign any shares of WTMA Common Stock until such time to be mutually agreed by the parties thereto after the Closing subject to the terms and conditions of the Sponsor Support and Lock-up Agreement.

On February 10, 2025, the Sponsor executed and delivered to EM an Amendment to Sponsor Support and Lock-up Agreement, pursuant to which the term of the lock-up period contemplated thereby was extended to the third anniversary of the Closing.

The foregoing description of the Ancillary Agreement Amendments does not purport to be complete and is qualified in its entirety by the terms and conditions of the Ancillary Agreement Amendments, which are filed as Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on the current expectations and beliefs of the management of WTMA and EM, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: WTMA’s ability to complete the proposed Business Combination or, if WTMA does not consummate such Business Combination, any other initial business combination; the risk that the consummation of the proposed Business Combination is significantly delayed; the ability to recognize the anticipated benefits of the proposed Business Combination; the risk that the announcement and consummation of proposed Business Combination disrupts EM’s current plans; New EM’s ability to successfully integrate the business and operations of the target companies (the “Target Companies”) into its ongoing business operations and realize the intended benefits of New EM’s acquisition of the Target Companies; New EM’s ability to secure sufficient funding to successfully rebuild CMR’s recycling facility with significant expansion on management’s expected timeline and budget, or at all; the impact of litigation related to the fire at CMR’s recycling facility; unexpected costs related to proposed Business Combination; expectations regarding New EM’s strategies and future financial performance, including future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and New EM’s ability to invest in growth initiatives; satisfaction or waiver (if applicable) of the conditions to proposed Business Combination, including, among other things: (i) approval of proposed Business Combination and related agreements and transactions by WTMA stockholders, the holder of the EM member units and the holders of the equity interests of the Target Companies, (ii) effectiveness of the registration statement on Form S-4, (iii) receipt of approval for listing on Nasdaq Stock Market LLC (“Nasdaq”) the shares of WTMA Common Stock to be issued in connection with proposed Business Combination, and (iv) the absence of any injunctions; that the amount of cash available in the trust account is at least equal to the minimum available cash condition amount; the occurrence of any other event, change or other circumstances that could give rise to the termination of proposed Business Combination; the implementation, market acceptance and success of New EM’s business model and growth strategy; the ability to obtain or maintain the listing of New EM’s common stock on Nasdaq following proposed Business Combination; limited liquidity and trading of WTMA’s public securities; the amount of any redemptions by existing holders of WTMA Common Stock being greater than expected; WTMA’s ability to raise financing in the future; WTMA’s success in retaining or recruiting, or changes required in, our officers, key employees or directors following the completion of proposed Business Combination; WTMA officers and directors allocating their time to other businesses and potentially having conflicts of interest with WTMA’s business or in approving proposed Business Combination; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the impact of the regulatory environment and complexities with compliance related to such environment, including New EM’s ability to meet, and continue to meet, applicable regulatory requirements; New EM’s ability to execute its business plan, including with respect to its technical development and commercialization of products, and its growth and go-to-market strategies; New EM’s ability to achieve sustained, long-term profitability and commercial success; operational risks, including with respect to New EM’s use of agents or resellers in certain jurisdictions, New EM’s ability to scale up its manufacturing quantities of its products, New EM’s outsourcing of manufacturing and such manufacturers’ ability to satisfy New EM’s manufacturing needs on a timely basis, the availability of components or raw materials used to manufacture New EM’s products and New EM’s ability to process customer order backlog; New EM’s revenue deriving from a limited number of customers; geopolitical risk and changes in applicable laws or regulations, including with respect to geopolitical risk and changes in applicable laws or regulations, including with respect to New EM’s planned operations outside of the U.S. and Korea; New EM’s ability to attract and retain talented personnel; New EM’s ability to compete with companies that have significantly more resources; New EM’s ability to meet certain certification and compliance standards; New EM’s ability to protect its intellectual property rights and ability to protect itself against potential intellectual property infringement claims; the outcome of any known and unknown litigation and regulatory proceedings, including any proceedings that may be instituted against WTMA or EM following announcement of the proposed Business Combination; the potential characterization of New EM as an investment company subject to the Investment Company Act of 1940, as amended; and other factors detailed under the section entitled “Risk Factors” in the Registration Statement on Form S-4 filed with the U.S. Securities and Exchange Commission (“SEC”) on November 12, 2024, Amendment No. 1 to the Registration Statement on Form S-4 filed with the SEC on January 24, 2025, and Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on February 10, 2025. Except to the extent required by applicable law or regulation, WTMA and EM undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

WTMA has filed with the SEC a registration statement on Form S-4, which includes a document that serves as a proxy statement and prospectus of WTMA, referred to as a “proxy statement/prospectus,” containing information about the proposed Business Combination and the respective businesses of WTMA and EM. WTMA will mail a definitive proxy statement/prospectus and other relevant documents after the SEC completes its review and the registration statement is declared effective. WTMA stockholders are urged to read the preliminary proxy statement/prospectus and any amendments thereto and, when available, the definitive proxy statement/prospectus in connection with the solicitation of proxies for the special meeting to be held to approve the proposed Business Combination, because these documents will contain important information about WTMA, EM, and the proposed Business Combination. The definitive proxy statement/prospectus will be mailed to stockholders of WTMA as of a record date to be established for voting on the proposed Business Combination. Stockholders of WTMA will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about WTMA without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement/prospectus and WTMA’s other filings with the SEC can also be obtained, without charge, by directing a request to: chris@welsbach.sg. The information contained in, or that can be accessed through, WTMA’s website is not incorporated by reference in, and is not part of, this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

WTMA and EM and their respective directors and officers or managers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. WTMA stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of WTMA in WTMA’s proxy statement/prospectus.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from WTMA’s stockholders in connection with the proposed Business Combination will be included in the proxy statement/prospectus that WTMA intends to file with the SEC.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Amendment No. 2 to Amended and Restated Agreement and Plan of Merger, dated as of February 10, 2025, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC, and Evolution Metals LLC.
10.1¥	Agreement and Plan of Merger, dated as of February 10, 2025, by and among Welsbach Technology Metals Acquisition Corp., Evolution Metals Merger Sub 3, Inc., Critical Mineral Recovery, Inc., and NiCo Metals Group LLC (incorporated by reference to Exhibit 10.27 to WTMA’s Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on February 10 , 2025 (Registration No. 333-283119)).
10.2	Amendment to Company Equityholder Support and Lock-up Agreement, dated February 10, 2025, by and among Welsbach Technology Metals Acquisition Corp., Evolution Metals LLC, Welsbach Acquisition Holdings LLC and the person set forth on Schedule I thereto (incorporated by reference to Annex E-1 to the proxy statement/prospectus included in WTMA’s Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on February 10, 2025 (Registration No. 333-283119)).
10.3	Amendment to Sponsor Support and Lock-up Agreement, dated February 10, 2025, by and among Welsbach Technology Metals Acquisition Corp., Evolution Metals LLC, Welsbach Acquisition Holdings LLC and the persons set forth on Schedule I thereto (incorporated by reference to Annex D-1 to the proxy statement/prospectus included in WTMA’s Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on February 10, 2025 (Registration No. 333-283119)).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

¥	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Instruction 4 to Item 1.01 of Form 8-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Welsbach Technology Metals Acquisition Corp.

Dated: February 14, 2025	By:	/s/ Christopher Clower
Christopher Clower
Chief Operating Officer and Director